Exhibit 10.53

SIXTH AMENDMENT TO MASTER LEASE

THIS SIXTH AMENDMENT TO MASTER LEASE (the “Amendment”) is made and entered into and effective as of December 8, 2008 (the “Effective Date”), by and among HCP, INC., a Maryland corporation (formerly known as Health Care Property Investors, Inc.) (“HCP”), HEALTH CARE PROPERTY PARTNERS, a California general partnership (“HCPP”) and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“THCP,” and together with HCP and HCPP, collectively, as their interest may appear, “Lessor”), on the one hand, and KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company (“Kindred East”), KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company (“Kindred West”), KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (“Kindred Centers”), KINDRED HOSPITALS LIMITED PARTNERSHIP, a Delaware limited partnership (“Kindred Hospitals”), and TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC., a Wisconsin corporation (“THCW” and together with Kindred East, Kindred West, Kindred Centers and Kindred Hospitals, collectively, and jointly and severally, “Lessee”), with respect to the following:

RECITALS

A. Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease dated as of May 16, 2001 (the “Original Lease”), as amended by that certain First Amendment to Master Lease dated as of August 1, 2001 (the “First Amendment”), that certain Second Amendment to Master Lease effective as of July 1, 2003 (the “Second Amendment”), that certain Third Amendment to Master Lease dated as of June 30, 2004 (the “Third Amendment”), that certain Fourth Amendment to Master Lease effective as of March 1, 2006 (the “Fourth Amendment”), and that certain Fifth Amendment to Master Lease effective as of January 31, 2007 (the “Fifth Amendment” and together with the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment collectively, the “Prior Amendments”). The Original Lease together with the Prior Amendments are collectively referred to herein as the “Lease.” The Lease covers the Land, Leased Improvements, Related Rights and Fixtures of twelve (12) separate health care Facilities, all as more particularly described in the Lease. All terms used in this Amendment with initial capital letters and not defined herein shall have the meanings given to such terms in the Lease.

B. Due to a scrivener’s error, the legal description attached to the Fifth Amendment as Exhibit A-11 [Dallas, TX Facility] was incorrect and Lessor and Lessee now desire to amend the Lease to replace such Exhibit A-11 in its entirety to correct such error, but only upon the terms and conditions set forth herein.

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AGREEMENT

IN CONSIDERATION OF the foregoing Recitals and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Correction to Legal Description of Dallas, TX Facility. The legal description in Exhibit A-11 attached to the Fifth Amendment is hereby replaced, in its entirety, with Exhibit A-11 attached to this Amendment.

2. Governing Law. THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES, THE LEASE AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. ACCORDINGLY, IN ALL RESPECTS THE LEASE, AS HEREBY AMENDED (AND ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS OF THE LEASE, AS HEREBY AMENDED, RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND ALL REMEDIES SET FORTH IN ARTICLE XVI OF THE LEASE RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY OF ANY FACILITY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.

3. Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Lease shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment via telephone facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the Effective Date.

LESSOR:	HCP, INC., a Maryland corporation

	By:	/s/ Brian J. Maas
	Its:	Senior Vice President

HEALTH CARE PROPERTY PARTNERS, a California general partnership

	By:	HCP, INC., a Maryland corporation, its Managing General Partner

		By:	/s/ Brian J. Maas
		Its:	Senior Vice President

TEXAS HCP HOLDING, L.P., a Delaware limited partnership

	By:	TEXAS HCP G. P., INC., a Delaware corporation, its General Partner

		By:	/s/ Brian J. Maas
		Its:	Senior Vice President

LESSEE:	KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company

	By:	/s/ Douglas L. Curnutte
	Its:	Vice President of Facilities & Real Estate Development

	By:	/s/ Richard E. Myers
	Its:	Real Estate Counsel

KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company

	By:	/s/ Douglas L. Curnutte
	Its:	Vice President of Facilities & Real Estate Development

	By:	/s/ Richard E. Myers
	Its:	Real Estate Counsel

KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Kindred Healthcare Operating, Inc., its general partner

		By:	/s/ Douglas L. Curnutte
		Its:	Vice President of Facilities & Real Estate Development

		By:	/s/ Richard E. Myers
		Its:	Real Estate Counsel

LESSEE (continued):	KINDRED HOSPITALS LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Kindred Hospitals West, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Douglas L. Curnutte
		Its:	Vice President of Facilities & Real Estate Development

		By:	/s/ Richard E. Myers
		Its:	Real Estate Counsel

TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC., a Wisconsin corporation

	By:	/s/ Douglas L. Curnutte
	Its:	Vice President of Facilities & Real Estate Development

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

The undersigned Guarantors hereby (i) consent to the foregoing Sixth Amendment to Master Lease, (ii) reaffirm to Lessor that their obligations under the Guaranty remain in full force and effect with respect to the Lease, as amended hereby and (iii) agrees that (A) its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Lease, as hereby amended, and (B) the Guaranty as hereby reaffirmed and extended shall be for the benefit of each party comprising Lessor under the Lease, as hereby amended.

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ Douglas L. Curnutte
Its:	Vice President of Facilities & Real Estate Development

By:	/s/ Richard E. Myers
Its:	Real Estate Counsel

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:	/s/ Douglas L. Curnutte
Its:	Vice President of Facilities & Real Estate Development

By:	/s/ Richard E. Myers
Its:	Real Estate Counsel

EXHIBIT A-11

Legal Description Of The Land Of The Dallas, Texas Facility

(Facility No. 4610)

Real property in the County of Dallas, State of Texas, described as follows:

Being Lot 8, in Block 7503, of VENCOR HOSPITAL ADDITION, as Addition to the City of Dallas, Dallas County, Texas, according to the Map thereof recorded in Volume 97203, Page 992, of the Map records of Dallas County, Texas, and being more particularly described on as follows:

Being situated in the City of Dallas and being partly in the Daniel Barrow Survey, Abstract No. 177 and the Heirs of James M. Houx Survey, Abstract No. 579; being all of that certain tract of land described in a Correction Cash Warranty Deed from Vencor Operating, Inc. to Vencor Hospitals Limited Partnership, dated October 30, 1998 and recorded in Volume 98213, Page 7177 of the Deed Records of Dallas County, Texas and same being legally described as Lot 8, Block 7503, Vencor Hospital Addition, according to the plat thereof filed October 17, 1997 and recorded in Volume 97203, Page 00992, Deed Records of Dallas County, Texas (“D.R.D.C.T.”); said tract being more particularly described as follows;

Beginning at the Southwest end of a right-of-way corner clip between the North line of Stults Road (60 foot wide right-of-way) and the West line of Greenville Avenue (100 foot wide right-of-way), a 1/2 inch diameter iron rod with red plastic cap stamped RPLS-4701 found for corner;

Thence: North 88 degrees 54 minutes 17 seconds West, along the South line of said Lot 8 and the North line of Stults Road, a distance of 229.54 feet to the Southwest corner of said Lot 8 and the Southeast corner of Lot 9E, Block 7503 of New Mt. Zion Baptist Church Addition No. 2, according to the plat thereof recorded in Volume 94164, Page 01917, D.R.D.C.T., a 1/2 inch diameter iron rod with yellow plastic cap stamped Bowden-4775, found for corner; from which, a 5/8 inch diameter iron rod with yellow plastic cap stamped KSC-4019, found at the intersection of the North line of Stults Road with the East line of Shepherd Road, bears North 88 degrees 54 minutes 17 seconds West, a distance of 230.0 feet; a found 1/2 inch diameter iron rod with yellow plastic cap stamped West-682, bears North 00 degrees 15 minutes 00 seconds East, a distance of 0.30 feet; and a found 1/2 inch diameter iron rod, bears South 78 degrees 42 minutes 58 seconds East, a distance of 0.60 feet;

Thence: North 00 degrees 15 minutes 00 seconds East, along the common line of said Lot 8 and said Lot 9E, a distance of 556.05 feet to a 1 inch diameter iron pipe found for the Northwest corner of said Lot 8 and the Southwest corner of that certain called 2.66 acre tract described in a deed to Gold Claw Properties, Inc. recorded in Volume 91172, Page 2902, D.R.D.C.T.;

Thence: South 73 degrees 21 minutes 44 seconds East, along the common line of said Lot 8 and said 2.66 acre tract, a distance of 392.33 feet to the West line of the above mentioned Greenville Avenue, a 1/2 inch diameter iron rod with red plastic cap stamped RPLS-4701, found for the Northeast corner of said Lot 8;

A-11

Thence: South 17 degrees 12 minutes 28 seconds West, along the East line of said Lot 8 and the West line of said Greenville Avenue, a distance of 459.30 feet to the Northeast end of the above mentioned right-of-way corner clip, a 1/2 inch diameter iron rod with red plastic cap stamped RPLS-4701, found for corner;

Thence: South 54 degrees 09 minutes 05 seconds West, along said right-of-way corner clip, a distance of 15.98 feet to the Point of Beginning and containing 3.641 acres of land, more or less.

A-11